The BNY Mellon Funds

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BNY MELLON INTERNATIONAL EQUITY INCOME FUND
Class/Ticker:  Class M shares MLIMX Investor shares MLIIX

PROSPECTUS December 14, 2011

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Not FDIC-Insured ● Not Bank Guaranteed ● May Lose Value

BNY MELLON

CONTENTS

FUND SUMMARY
Fund Summary

FUND DETAILS
Goal and Approach
Investment Risks
Management

SHAREHOLDER GUIDE
Buying, Selling and Exchanging Shares
Distributions and Taxes
Financial Highlights

FOR MORE INFORMATION
See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

FUND SUMMARY

INVESTMENT OBJECTIVE

The fund seeks total return (consisting of capital appreciation and income).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Class M shares	Investor shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment advisory fees	0.85%	0.85%
Other expenses* shareholder services fees administration fees other expenses of the fund	none 0.12% 0.50%	0.25% 0.12% 0.50%
Total annual fund operating expenses	1.47%	1.72%
Fee waiver and/or expense reimbursement**	(0.27)%	(0.27)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.20%	1.45%
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*      Other expenses are based on estimated amounts for the current fiscal year.

**   The fund's investment adviser has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.20%.

EXAMPLE

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the fund's investment adviser.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class M shares	$122	$438
Investor shares	$148	$516

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.  The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries.  The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries.  The fund may invest in the stocks of companies of any market capitalization.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality.  Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends.  The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Index Ex-U.S., an unmanaged index that measures the equity market performance of developed and emerging market countries, excluding the United States.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

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Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

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Foreign investment risk.  The fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

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Emerging market risk.  The securities of issuers located in emerging markets tend to be more volatile and less liquid than the securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

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Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

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Small and midsize company risk.  To the extent the fund invests in small and midsize companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is no guarantee of future results.

PORTFOLIO MANAGEMENT

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.  Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation.  The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA, each of whom has served as a primary portfolio manager of the fund since the fund's inception.  Ms. Reed is a director and senior portfolio manager at Mellon Capital.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital.  Mr. Gala is a director and senior portfolio manager at Mellon Capital.  Each member of the team also is an employee of The Dreyfus Corporation.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.

PURCHASE AND SALE OF FUND SHARES

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans.  You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements.  You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND DETAILS

GOAL AND APPROACH

The fund seeks total return (consisting of capital appreciation and income).  The fund's investment objective is non-fundamental and may be changed by the fund's board upon 60 days' prior notice to shareholders.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.  The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries.  The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries.  The fund may invest in the stocks of companies of any market capitalization.  The fund invests primarily in common stocks, but its equity investments also may include preferred stocks, convertible securities, depositary receipts and real estate investment trust securities (REITs).  Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality.  Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends.  The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), the fund's benchmark index.  The fund typically invests in countries represented in the MSCI ACWI Ex-US Index.  The fund generally invests in the stocks of companies in each country with a 10% or greater weighting in the MSCI ACWI Ex-US Index, but is not required to invest in the stocks of companies in those countries with lower index weights.  The MSCI ACWI Ex-US Index is an unmanaged, free float-adjusted market capitalization weighted index that measures the equity market performance of developed and emerging market countries, excluding the United States.  As of May 30, 2011, the MSCI ACWI Ex-US Index consisted of 44 country indices comprising 23 developed and 21 emerging market country indices.

The fund's portfolio managers typically sell a stock when it becomes less attractive based on the stock's dividend yield and/or earnings quality.  The portfolio managers also may reduce the weighting of a stock held by the fund if it or the country in which the issuer is located becomes overweighted as determined by the portfolio managers.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.  The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements, for hedging purposes only.  The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, the fund's portfolio managers may seek to manage currency risk by hedging a portion of the fund's currency exposure to the U.S. dollar.  The fund also may invest in exchange traded funds (ETFs).
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INVESTMENT RISKS

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

●
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

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Foreign investment risk.  The fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●
Emerging market risk.  The securities of issuers located in emerging markets tend to be more volatile and less liquid than the securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership, may have prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

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Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

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Small and midsize company risk.  To the extent the fund invests in small and midsize companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments, including special situations, are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

In addition to the principal risks described above, the fund is subject to the following additional risks.

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Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

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Management risk.  Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

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Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

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Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

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Leverage risk.  The use of leverage, such as entering into futures contracts, engaging in forward commitment transactions, lending portfolio securities, and engaging in reverse repurchase agreements, may magnify the fund's gains or losses.

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ETF risk.  ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF.  ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

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REIT risk.  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

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IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

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Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.
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MANAGEMENT

The investment adviser for the fund is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $272 billion in 192 mutual fund portfolios.  The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.85% of the fund's average daily net assets.  A discussion regarding the basis for the board's approving the fund's investment advisory agreement with the investment adviser will be available in the fund's annual report for the period ending August 31, 2012.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team.  It has $26.3 trillion in assets under custody and administration and $1.3 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.7 trillion per day.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies.  Additional information is available at www.bnymellon.com.

Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.  The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA, each of whom has served as a primary portfolio manager of the fund since the fund's inception.  Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1994.  She has also been employed by Dreyfus since 1997.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  He has also been employed by Dreyfus since 2007.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.  He has also been employed by Dreyfus since 2007.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  He has also been employed by Dreyfus since 1998.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed, and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund.  Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance.  The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services.  Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from the investment adviser's or MBSC's own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as 'revenue sharing.'  From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, the fund's investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective code is to ensure that personal trading by employees does not disadvantage any fund managed by the investment adviser or its affiliates.

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SHAREHOLDER GUIDE

BUYING, SELLING AND EXCHANGING SHARES

Buying Shares

The fund is offering its Class M shares and Investor shares in this prospectus.  The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders.  Investor shares are subject to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Class M shares are generally offered only to Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients).  Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts."  Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund's transfer agent (BNY Mellon Fund Accounts).  Class M shares also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms).  Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million.  Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms.  Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.  Class M shares of the fund also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients).  Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts).  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, each a division of MBSC Securities Corporation (BNY Mellon Wealth Brokerage Clients).  Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts).  In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which Dreyfus or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).  Fund shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts.  Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Brokerage Account.  Before any such transfer, the Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Brokerage Client will receive Investor shares.  Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares.  The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion.  Individual Clients and BNY Mellon Wealth Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund.  Holders of Investor shares of the fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund.  The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of conversion.  Converting Investor Shareholders in Class M shares of the fund who make subsequent investments in the fund will receive Class M shares of the fund.  See the SAI for more information.

You pay no sales charges to invest in either share class of the fund.  Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating the NAV of the fund, the fund's equity investments are valued on the basis of market quotations or official closing prices.  If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board.  Fair value of investments may be determined by the Trust's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued at the current cost of offsetting the contract.  ETFs will be valued at their market price.  Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide" Buying, Selling and Exchanging Shares' General Policies' for further information about the fund's frequent trading policy.

Selling Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

●	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

●	the fund will not process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, Redemptions and Exchanges Through BNY Mellon Fund Accounts and BNY Mellon Wealth Brokerage Accounts

Persons who hold fund shares through BNY Mellon Fund Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares.  The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares.  The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Investment Advisory Firms

Clients of Investment Advisory Firms that purchase fund shares on behalf of their high-net-worth and related clients may not maintain accounts directly with the fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares.  Investment Advisory Firms may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other BNY Mellon funds as described below under "Individual Account Services and Policies -  Exchange Privilege."  The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100.  You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail.  To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds
P.O. Box 9879
Providence, RI 02940-8079

Make checks payable to:  BNY Mellon Funds.

Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

TeleTransfer.  To purchase additional shares through TeleTransfer call 1-800-DREYFUS (inside the U.S. only)  to request your transaction.

Automatically.  Call us at 1-800-DREYFUS (inside the U.S. only) to request a form to add any automatic investing service.  Complete and return the forms along with any other required materials.  These services are available only for holders of Individual Accounts.  See "Individual Account Services and Policies" below.

IRAs.  For information on how to purchase additional shares for IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders.  Some circumstances require written sell orders along with signature guarantees.  These include:

●	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

●	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call us to ensure that your signature guarantee will be processed correctly.

In writing.  You may sell (redeem) shares by writing a letter of instruction.  The letter of instruction should include the following information:

●	your name(s) and signature(s)
●	your account number
●	the fund name
●	the share class
●	the dollar amount you want to sell
●	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required.  Mail your request to:

BNY Mellon Funds
P.O. Box 55268
Boston, MA  02205-5268

Telephone.  Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-DREYFUS (inside the U.S. only).  A check will be mailed to your address of record.

Wire or TeleTransfer.  To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-DREYFUS (inside the U.S. only) to request your transaction.  Be sure the fund has your bank account information on file.  Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs.  For information on how to sell (redeem) shares held in IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  You can set up most of these services with your application, or by calling your financial representative or 1-800-DREYFUS (inside the U.S. only).

Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another BNY Mellon fund (not available for IRAs).

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of another BNY Mellon fund.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange Privilege.  You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other BNY Mellon fund.  However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000.  You can request your exchange in writing or by phone.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, the investment adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

●	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
●	change its minimum or maximum investment amounts
●	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
●	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
●	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For Qualified Employee Benefit Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading.  The investment adviser considers the investor's trading history in other accounts under common ownership or control, in other BNY Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day.  The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Qualified Employee Benefit Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Qualified Employee Benefit Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a Qualified Employee Benefit Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

__________________________________

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends quarterly and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses.  For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise.  For information on reinvestment of dividends and other distributions on BNY Mellon Fund Accounts, contact your account officer, and for such information on BNY Mellon Wealth Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor.  There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income.  Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax advisor before investing.

__________________________________

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.
__________________________________

FOR MORE INFORMATION

BNY Mellon International Equity Income Fund
A series of BNY Mellon Funds Trust
SEC file number:  811-09903

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will generally disclose its complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com, under Products and Performance.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  The schedule of holdings for the fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information:

By telephone  Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.

BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call
1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.

Clients of Investment Advisory Firms, please contact your financial advisor or call
1-888-281-7350.

Individual Account holders, please call Dreyfus at 1-800-DREYFUS (inside the U.S. only).

Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

By mail  Wealth Management Clients, write to your Account Officer
c/o The Bank of New York Mellon
One Mellon Bank Center
Pittsburgh, PA  15258

BNY Mellon Wealth Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY  11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to:
BNY Mellon Funds
P.O. Box 55268
Boston, MA  02205-5268

Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet  Certain fund documents can be viewed online or downloaded from:
SEC:  http://www.sec.gov
Dreyfus:  http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC  20549-0102.

® 2011 MBSC Securities Corporation

BNY MELLON FUNDS TRUST

BNY MELLON INTERNATIONAL EQUITY INCOME FUND
(Class/Ticker: Class M Shares/MLIMX and Investor Shares/MLIIX)

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 14, 2011

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of BNY Mellon International Equity Income Fund (the "Fund"), dated December 14, 2011, as the Prospectus may be revised from time to time.

The Fund is a separate portfolio of BNY Mellon Funds Trust (the "Trust"), an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC").  To obtain a copy of the Fund's Prospectus, please write to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:  Wealth Management Clients and Investment Advisory Firm Clients (as defined in "How to Buy Shares" below) - call toll free 1-888-281-7350 and outside the U.S. call collect 617-248-3014; Individual Account Holders of Class M shares and Investor shares (other than BNY Mellon Wealth Brokerage Clients) - call toll free 1-800-DREYFUS and outside the U.S. call collect 516-794-5452; BNY Mellon Wealth Brokerage Clients (as defined under "How to Buy Shares" below) - call toll free 1-800-830-0549 - Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; and participants in Qualified Employee Benefit Plans (as defined under "How to Buy Shares" below) - call toll free 1-877-774-0327.

DESCRIPTION OF THE TRUST AND FUND

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000.  The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.  Effective March 20, 2008, the Trust changed its name from "Mellon Funds Trust" to its current name.  Prior to December 16, 2002, the Trust's name was "MPAM Funds Trust".

The investment objectives, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval.  As with other mutual funds, there is no assurance that the Fund will achieve its investment objective.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as the Fund's investment manager (the "Investment Adviser").

MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund's shares.

THE FUND AND ITS INVESTMENTS

The following information supplements and should be read in conjunction with the Fund's Prospectus.  The following summaries briefly describe the portfolio securities in which the Fund can invest and the investment techniques it can employ.  Additional information about these portfolio securities and investment techniques is provided under "The Fund's Investments, Related Risks and Limitations."

The Fund seeks total return (consisting of capital appreciation and income).

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities.  The Fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries.  The Fund typically invests in countries represented in the Morgan Stanley Capital International All Country World Index Ex-U.S. ("MSCI ACWI Ex-US Index").  The MSCI ACWI Ex-US Index, an unmanaged, free float-adjusted market capitalization weighted index, measures the equity market performance of developed and emerging markets, excluding the United States.  As of May 30, 2011, the MSCI ACWI Ex-US Index consisted of 44 country indices comprising 23 developed and 21 emerging market country indices.  The developed market country indices included are:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The emerging market country indices included are:  Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The Fund may invest in the following portfolio securities:  common stock, preferred stock, convertible securities, foreign securities, depositary receipts including American Depositary Receipts ("ADRs"), New York Shares and Global Depositary Receipts ("GDRs"), corporate obligations, floating rate and variable rate obligations, zero coupon, pay-in-kind and step-up securities, U.S. government obligations, U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt securities, including sovereign debt obligations and Brady Bonds, real estate investment trusts ("REITs"), illiquid securities, securities issued in initial public offerings ("IPOs"), other investment companies, exchange-traded funds ("ETFs"), warrants, and money market instruments.

The Fund may utilize the following investment techniques:  borrowing, securities lending, when-issued securities and delayed delivery transactions, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, and swaps), participation notes, short-selling, foreign currency transactions and forward contracts.

CLASSIFICATION OF THE FUND

The Fund is "diversified," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

The following information supplements and should be read in conjunction with the Fund's Prospectus and the section entitled "The Fund and Its Investments" above, concerning the Fund's investments, related risks and limitations.  Except as otherwise indicated in the Fund's Prospectus or this SAI, the Fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

Certain Portfolio Securities

Common and Preferred Stocks.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

The Fund may invest in so-called "synthetic convertible securities," which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  For example, the Fund may purchase a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Foreign Securities.  The Fund invests in "foreign securities."  These securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities or supranational entities that the Investment Adviser determines to be of comparable quality to the other obligations in which the Fund may invest.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

The foreign securities in which the Fund may invest include securities of foreign companies located in emerging market countries.  In addition, the Fund may purchase securities issued or guaranteed by foreign governments, including participation interests in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments.  These include sovereign debt obligations, Brady Bonds and participation interests described below.  The Fund also may invest in the currencies of such countries and may engage in strategic transactions in the markets of such countries.  See "Investment Techniques."

ADRs, GDRs and New York Shares.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities and may not necessarily be denominated in the same currency as their underlying securities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ADRs, GDRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Investment Adviser, by brokers executing the purchases or sales.  Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions.  See "Foreign Securities."

Warrants.  A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

IPOs.  An IPO is a corporation's first offering of stock to the public.  The prices of securities issued in IPOs can be very volatile.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of the Financial Industry Regulatory Authority, Inc. apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Investment Companies.  The Fund may invest in securities issued by registered and unregistered investment companies, to the extent such investments are consistent with the Fund's investment objective and policies.  Under the 1940 Act, the Fund's investment in securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by Dreyfus.  Such investments will not be subject to the limitations described above.  See "Securities Lending."

ETFs.  The Fund may invest in shares of ETFs, which typically are designed to provide investment results corresponding to a securities index.  These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares"), World Equity Benchmark Series ("WEBS") and iShares exchange-traded funds ("iShares"), such as iShares MSCI ACWI Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  WEBS are designed to replicate the composition and performance of publicly traded issuers in particular countries.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

REITs.  The Fund may invest in REITs.  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code").  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Corporate Obligations.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Sovereign Debt Obligations.  The Fund may invest in sovereign debt obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Brady Bonds.  The Fund may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, generally are collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.  The Fund also may invest in one or more classes of securities ("Structured Securities") backed by, or representing interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.

Participation Interests and Assignments.  The Fund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank").  Co-Lenders may sell such securities to third parties called "Participants."  The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests").  Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower.  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.  The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.  The Fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party.  Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Government Obligations.  U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality.  No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  Neither the market value of such securities nor the Fund's share price is guaranteed.

Variable and Floating Rate Securities.  The Fund may purchase floating rate and variable rate obligations, including participation interests therein.  Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest.  Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate, which changes whenever there is a change in the external interest rate.  Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund.  In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Zero Coupon, Pay-In-Kind and Step-Up Securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  Pay-in-kind securities are bonds that generally pay interest through the issuance of additional bonds.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  The Code requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.  See "Dividends, Distributions and Taxes."

Money Market Instruments.  The Fund may purchase money market instruments, including when the Fund has cash reserves or in anticipation of taking a market position.  Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper.  When the Investment Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments; during such periods, the Fund may not achieve its investment objective.

Bank Obligations.  Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.  Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations.  Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium.  In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

Commercial Paper.  Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The commercial paper purchased by the Fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Services ("S&P"), or F1 by Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

Repurchase Agreements.  The Fund may enter into repurchase agreements with banks, broker/dealers or other financial institutions.  Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price.  A custodian employed in connection with a tri-party repurchase transaction will have custody of, and will segregate securities acquired by the Fund under a repurchase agreement.  If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument.  In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

Illiquid Securities.  The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days.  Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale).  The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper").  The Fund also may purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities").  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser pursuant to guidelines established by the Board.  The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.

Investment Techniques

In addition to the principal investment strategies discussed in the Fund's Prospectus, to the extent indicated above under "The Fund and Its Investments," the Fund may utilize the investment techniques described below.  The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed.

Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets, less all liabilities other than borrowings.  Such borrowings may be for temporary or emergency purposes or for leveraging.  The Fund currently intends to borrow only for temporary or emergency (not leveraging) purposes.  While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.  The Fund also may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, subject to the restrictions described below.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share.  To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.  The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

Foreign Currency Transactions.  The Fund may engage in currency exchange transactions on a spot or forward basis for hedging purposes.  The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

The Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.  For example, when the Fund anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made.  The Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency.

Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser anticipates.  There is no assurance that the Fund's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

Foreign Currency Strategies - Special Considerations.  Although the currency exposure of the Fund's portfolio may be substantially unhedged to the U.S. dollar, at times, the Fund's portfolio managers may seek to manage currency risk by hedging a portion of the Fund's currency exposure to the U.S. dollar.  The Fund may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated.  Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund may seek to hedge against changes in the value of particular currency by using various techniques.  In some such cases, the Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors.  Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  The Fund's success in these transactions may depend on the ability of the Investment Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Contracts.  A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date.  The two parties to the contract set the number of days and the price.  Forward contracts are used as a hedge against future movements in foreign exchange rates.  The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

Forward contracts may serve as long hedges.  For example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire.  Forward contracts may also serve as short hedges.  For example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency.  The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established.  Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Futures, Options and Other Derivative Instruments.

General.  The Fund may invest in, or enter into, derivatives ("Derivative Instruments") for a variety of reasons, including as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate or foreign currency risk, or as part of a hedging strategy.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Derivative Instruments may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.  The Fund may invest in options contracts, futures contracts, options on futures contracts and swap transactions.  A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges."  A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio.  Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire.  Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.  A long hedge is sometimes referred to as an anticipatory hedge.  In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns.  Rather, it relates to a security that the Fund intends to acquire.  If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.  Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities.  In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations.  See "Dividends, Distributions and Taxes."

Neither the Trust nor the Fund will be a commodity pool.  The Trust has filed notice with the CFTC and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Trust nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)      Successful use of most Derivative Instruments may depend on the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy will succeed.

(2)      There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged.  For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded.  The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly.  The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)      If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements.  However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements.  For example, if the Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument.  Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.  In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)      As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options).  If the Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5)      The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

Cover for Derivative Instruments.  Some Derivative Instruments the Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in Derivative Instruments.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund's assets to segregated accounts or as cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Futures Contracts and Options on Futures Contracts.  When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price.  When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If the Fund writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio.  If the Investment Adviser wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract.  If the Investment Adviser wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market."  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker.  When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.  Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period.  A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.  Options that expire unexercised have no value and the Fund would experience losses to the extent of premiums paid for them.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase and sell both exchange-traded and, for hedging purposes only, over-the-counter ("OTC") options.  Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.  The Fund will enter into only those option contracts that are listed on a national securities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.  The Fund may write only covered call options on securities.  A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price, or otherwise covers the transaction by segregating permissible liquid assets.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or, for hedging purposes, traded in the OTC market.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Swaps, Interest Rate Locks, Caps, Collars and Floors.  Swap agreements, including interest rate, index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Swaps involve two parties exchanging a series of cash flows at specified intervals.  In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount").  Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A.  Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors.  Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond.  At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index.  A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions.  If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

The Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks.  If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.  Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the position being hedged.

The Fund will enter into swap transactions only for hedging purposes and only when the Investment Adviser believes it would be in the best interests of the Fund's shareholders to do so.  Depending on the circumstances, gains from a swap transaction can be treated either as taxable ordinary income or as short- or long-term capital gains.

The Fund understands that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

Participatory Notes.  Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain issuers and markets.  Participatory notes are a type of equity-linked derivative which generally are OTC traded and will be purchased by the Fund for hedging purposes only.  The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.  In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund.  Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes.  Participatory notes involve transaction costs.  Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Fund's percentage limitation for investments in illiquid securities.

Future Developments.  The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts, swaps and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

Securities Lending.  The Fund may lend securities from its portfolio to brokers, dealers and other financial organizations needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

Short-Selling.  In these transactions, the Fund sells securities it does not own in anticipation of a decline in the market value of the security.  The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss, especially in an environment where others are taking the same actions.

The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.  The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Forward Commitment and When-Issued Securities and Delayed Delivery Transactions.  New issues of U.S. Treasury and other government securities are often offered on a forward commitment or when-issued basis.  This means that delivery and payment for the securities normally will take place in the future after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a forward commitment or when-issued basis are each fixed at the time the buyer enters into the commitment.  The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on the Fund's records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

When payment for forward commitment or when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of such forward commitment or when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

To secure advantageous prices or yields, the Fund may purchase or sell securities for delayed delivery.  In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction.  The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date.  The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.  The Fund will segregate permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the creditworthiness of the issuer and the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment, when-issued or delayed-delivery basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

Special Factors Affecting the Fund

Certain Investments.  From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which an affiliate of The Bank of New York Mellon Corporation ("BNY Mellon"), Dreyfus' parent company, has a lending relationship.

Equity Securities.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

Fixed-Income Securities.  The Fund may invest, to a limited extent, in fixed-income securities, including those rated at the time of purchase below investment grade by Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Investment Adviser.  Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  See "Appendix A" for a summary of the Rating Agencies' ratings.

Foreign Securities.  Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic markets and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in foreign securities the Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries.  These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.  The Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, the Investment Adviser and its affiliates and clients and other service providers.  The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.  These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries.  In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Foreign Government Obligations and Securities of Supranational Entities.  Investing in foreign sovereign debt securities creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain emerging market countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payment in accordance with the terms of such Brady Bonds.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Ratings as Investment Criteria.  The ratings of the Rating Agencies and other nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of obligations that they rate.  It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality.  These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Investment Adviser to evaluate potential investments.  Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.  Further information concerning the ratings of the Rating Agencies and their significance is contained in "Appendix A" to this SAI.

After being purchased by the Fund, the issuer of the obligation may default on its obligations.  Although such event will not require the sale of such obligation by the Fund, the Investment Adviser will consider such event in determining whether the Fund should continue to hold the obligation.  In addition, if a Rating Agency changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Lower Rated Securities.  The Fund may invest in fixed-income securities rated below Baa by Moody's and below BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies.  Such securities (commonly known as "high yield" or "junk" bonds), though higher yielding, are characterized by greater risk.  Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities.  The Fund will rely on the judgment, analysis and experience of the Investment Adviser in evaluating the creditworthiness of an issuer.

Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time.  These securities generally are considered by the Rating Agencies to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

Lower rated securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Fund may acquire these securities during an initial offering.  Such securities may involve special risks because they are new issues.  The Fund has no arrangement with any person concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Master/Feeder Option

The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund.  Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.  Such investment would be made only if the Trust's Board determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Trust's Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency.  Although the Fund believes that the Trust's Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

Investment Restrictions

Fundamental.  The following limitations have been adopted by the Fund.  The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.      Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.  (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

2.      Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares.  The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

3.      Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.  For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

4.      Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

5.      Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

6.      Purchase or sell commodities, except that the Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

7.      Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

Non-fundamental.  The Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities is a non-fundamental policy of the Fund, which may be changed without shareholder approval.  However, the Fund will provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its net assets.  The Fund's investment objective also is a non-fundamental policy, which may be changed without shareholder approval.  The Fund also has adopted a policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Fund has adopted the following additional non-fundamental investment restrictions.  These non-fundamental restrictions also may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

1.      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable.  For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, securities which may be resold under Rule 144A under the Act and municipal lease obligations and participations therein, provided that the Board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

2.      The Fund will not invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

3.      The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

4.      The Fund will not purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.

For purposes of fundamental Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  With respect to fundamental Investment Restriction No. 2 for the Fund, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) at least to the extent of such excess.  In addition, the purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not be considered to involve the borrowing of money or issuance of senior securities to the extent the Fund segregates liquid assets in an appropriate amount (e.g., equal in value to the Fund's potential exposure with respect to the transaction) or otherwise "covers" its obligation under the transaction.

If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.

MANAGEMENT OF THE TRUST AND FUND

Board of the Trust

Board's Oversight Role in Management.  The Board's role in management of the Trust is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Investment Adviser and BNY Mellon Wealth Management and other service providers, the Trust's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members who are not "interested persons" of the Trust, as defined in the 1940 Act, and as such are not affiliated with the Investment Adviser ("Independent Board members")) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust's independent registered public accounting firm and the Trust's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Trust or counsel to the Investment Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Investment Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Trust's Board members be Independent Board members.  To rely on certain exemptive rules under the 1940 Act, a majority of the Trust's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, eight of the Trust's nine Board members are Independent Board members.  The Chairman of the Board, Patrick J. O'Connor, is an interested person of the Trust solely as a consequence of his affiliation with Cozen O'Connor, P.C., which has represented BNY Mellon and its affiliates in certain matters.  Mr. O'Connor is not affiliated with BNY Mellon, Dreyfus or their affiliates.  The Trust's eight Independent Board members interact directly with the Chairman and other senior management of the Investment Adviser and BNY Mellon Wealth Management at scheduled meetings and between meetings as appropriate.  Independent Board members have been designated to chair the audit, nominating and compensation committees, and from time to time one or more Independent Board members may be designated, formally or informally, to take the lead in addressing with management or its independent legal counsel matters or issues of concern to the Board.  As a result, the Board has determined that its leadership structure, in which no individual Independent Board member has been designated to lead all the Independent Board members, is appropriate in light of the Board's size and the cooperative working relationship among the Independent Board members.  The Board has determined that its leadership structure is appropriate in light of the services that the Investment Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years

Patrick J. O'Connor1 (68) Chairman of the Board (2000)	Attorney, Cozen O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007	26	N/A

John R. Alchin (63) Trustee (2008)	Retired since 2007 Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007	26	Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director (2007 - present)

Ronald R. Davenport (75) Trustee (2000)	Chairman of Sheridan Broadcasting Corporation since July 1972	26	N/A

Jack Diederich (74) Trustee (2000)	Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998	26	N/A

Kim D. Kelly (55) Trustee (2008)	Consultant since 2005	26	MCG Capital Corp., Director (2005 - present)

Kevin C. Phelan (67) Trustee (2000)	Mortgage Banker, Colliers Meredith & Grew, Inc. since March 1978, including President since 2007 and Executive Vice President and Director from March 1998 to September 2007	26	Boston Capital Real Estate Investment Trust, Director (2005 - 2008)

Patrick J. Purcell (64) Trustee (2000)	Owner, President and Publisher of the Boston Herald since February 1994 President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996 President and Chief Executive Officer, Herald Media since 2001	26	N/A

Thomas F. Ryan, Jr. (70) Trustee (2000)	Retired since April 1999 President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999	26	RepliGen Corporation, a biopharmaceutical company, Director (2002 - present)

Maureen M. Young (66) Trustee (2000)	Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007	26	N/A
________________
1           Mr. O'Connor is considered an "interested person" of the Trust because the law firm of which he is a member, Cozen O'Connor, P.C., has represented BNY Mellon and its affiliates in certain matters.

Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser, and also may benefit from information provided by the Trust's or the Investment Adviser's counsel; both Board and Trust counsel have significant experience advising fund board members and funds.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

●
Patrick J. O'Connor - Mr. O'Connor is Vice Chairman of the law firm Cozen O'Connor, P.C., where his practice involves litigation arising out of contracts, banking matters, estates, professional liability, healthcare and aviation-related claims.  Mr. O'Connor has served as a fellow or board member of a number of legal, professional, civic and educational organizations.  In addition, Mr. O'Connor is Chairman of Franklin Security Bank, a member of the Board of Directors of Crowley Chemical Company, Inc., and Chairman of the Board of Trustees of Temple University.

●
John R. Alchin - From 1990 to 2007, Mr. Alchin served in various roles, including Executive Vice President, Co-Chief Financial Officer and Treasurer, as an executive of the Comcast Corporation.  Prior to joining Comcast in 1990, Mr. Alchin was a Managing Director of Toronto Dominion Bank from May 1980 to January 1990.  Mr. Alchin is a member of the Board of Directors of Big Brothers Big Sisters of Southeastern Pennsylvania, an Advisory Board Member of MANNA (Metropolitan AIDS Neighborhood Nutrition Alliance), and a Trustee of the Philadelphia Museum of Art and Chairman of the Museum's Finance Committee.

●
Ronald R. Davenport - Mr. Davenport is Chairman, and one of the original founders, of Sheridan Broadcasting Corporation, and Co-Chairman of American Urban Radio Networks.  Mr. Davenport was Dean of the Duquesne University School of Law from 1970 to 1982, and served as a member of the President's Commission on White House Fellowships and on the National Board of the United States Chamber of Commerce.  Mr. Davenport was a Director of Blaylock & Partners, L.P., an investment banking firm, from 2005 to 2006.  He is a former member of the National Urban League Board of Directors and former President of the Urban League of Pittsburgh.

●
Jack Diederich - Prior to joining Digital Site Systems, Inc., Mr. Diederich served as Executive Vice President-Chairman's Counsel of Aluminum Company of America (Alcoa) from August 1991 to January 1997.  Mr. Diederich serves on the Boards of Directors of Continental Mills, Inc. and Pittsburgh Parks Conservancy.

●
Kim D. Kelly - Ms. Kelly currently serves as a consultant, primarily to private equity firms, in the media and restructuring fields.  Most recently, from December 2008 to June 2010, Ms. Kelly served as Chief Restructuring Officer of Equity Media Holdings Corporation, an owner of broadcast stations.  Previously, Ms. Kelly held executive positions with a number of large media companies, such as Arroyo Video Solutions, Inc., where she also served on the Board of Directors, Insight Communications Company, Inc. and Insight Midwest, L.P.

●
Kevin C. Phelan - Mr. Phelan is President of Colliers Meredith & Grew, Inc., a commercial real estate firm.  Mr. Phelan joined Colliers Meredith & Grew, Inc. in 1978 and founded its Capital Markets group, which represents insurance companies and conduits, and maintains a servicing portfolio valued at $1 billion.  In addition, Mr. Phelan has served on correspondent advisory councils for both AEGON U.S.A. Realty Advisors, Inc. and Nationwide Life Insurance Company, as well as numerous non-profit boards and committees.

●
Patrick J. Purcell - Mr. Purcell has more than 40 years experience in the publishing industry.  From 1970 to 1980, Mr. Purcell worked for the New York Daily News, and in 1980 he joined News Corporation, where he served in numerous capacities, including Associate Publisher of the Village Voice, Vice President of Advertising Sales for the New York Post, President of News America/Newspapers, President and Chief Executive Officer of News America Publishing, Inc., Publisher of the New York Post and President and Publisher of the Boston Herald.  In 1993, Mr. Purcell purchased the Boston Herald from News Corporation.  Mr. Purcell also is the Executive Chairman of Ottaway Newspapers, Inc.  In addition, Mr. Purcell serves on the Boards of Directors of a number of non-profit organizations.

●
Thomas F. Ryan, Jr. - Mr. Ryan is the former President and Chief Operating Officer of the American Stock Exchange (now known as the NYSE Amex Equities), from which he retired in 1999.  Prior to that, Mr. Ryan held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., including serving as its Chairman in 1995.  In addition, Mr. Ryan served as a member of the New York Stock Exchange (NYSE) Market Performance Committee and Chairman of the Traders Advisory Committee to the Chairman of NYSE.

●
Maureen M. Young - Ms. Young served as the Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007.  Ms. Young also served as a member of the Board of Directors of Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, from January 2001 to January 2008.  Ms. Young serves on the Boards of Directors of a number of non-profit organizations.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Trust has standing audit, nominating and compensation committees, each comprised of the Independent Board members.  The function of the audit committee is (i) to oversee the Trust's accounting and financial reporting processes and the audit of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Trust's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Trust's nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its respective shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Trust also has, with respect to the Fund, a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the investments of the Fund.

The table below indicates the dollar range of each Trustee's ownership of shares of funds in the Trust as of December 31, 2010.  As the Fund had not offered its shares prior to the date of this SAI, none of the Trustees owned any shares of the Fund.

Name of Trustee	Aggregate Holding of Funds in the BNY Mellon Funds

John R. Alchin	Over $100,000
Ronald R. Davenport	Over $100,000
Jack Diederich	Over $100,000
Kim D. Kelly	Over $100,000
Patrick J. O'Connor	Over $100,000
Kevin C. Phelan	Over $100,000
Patrick J. Purcell	Over $100,000
Thomas F. Ryan, Jr.	Over $100,000
Maureen M. Young	$10,001-$50,000

As of December 31, 2010, none of the Independent Board members or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor.

Currently, the Trust pays its Board members an annual retainer of $68,000 and a fee of $7,500 per meeting attended and $500 per telephone meeting participated in and reimburses them for their expenses.  The Chairman of the Board receives an additional annual retainer of $15,000 and the Chairman of the Trust's audit committee receives an additional annual retainer of $10,000.  The aggregate amount of compensation paid to each Board member by the Trust for the fiscal year ended August 31, 2011 for all funds comprising the Trust was as follows:

Name of Trustee	Aggregate Compensation From the Trust*

John R. Alchin	$99,500
Ronald R. Davenport	$107,000
John L. Diederich	$106,500
Kim D. Kelly	$107,000
Patrick J. O'Connor	$122,000
Kevin C. Phelan	$99,000
Patrick J. Purcell	$107,000
Thomas F. Ryan Jr.	$116,500
Maureen M. Young	$107,000
_________________________

*	Amount does not include expenses reimbursed by the Trust to Board members for attending Board meetings, which in the aggregate amounted to $63,294 for the Trust.

Officers of the Trust

DAVID K. MOSSMAN, President since November 2011.  As Director of Investment Administration for BNY Mellon Wealth Management's Investments Group (the "Investments Group") since January 2006, Mr. Mossman's responsibilities include oversight of securities trading and portfolio management systems administration and mutual fund product management.  He also serves as chief administrative officer of the Investments Group.  He is 59 years old and has served in various capacities with BNY Mellon since 1982, including positions in the management of investment, mutual fund and brokerage businesses that encompassed financial, systems, product management, internal distribution and marketing responsibilities.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 51 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.  Director-Mutual Fund Accounting of Dreyfus, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 53 years old and has been an employee of Dreyfus since April 1985.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  She is 38 years old and has been an employee of Dreyfus since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 45 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  She is 56 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 50 years old and has been an employee of Dreyfus since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  She is 37 years old and has been an employee of Dreyfus since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  She is 49 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 48 years old and has been an employee of Dreyfus since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  She is 41 years old and has been an employee of Dreyfus since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 59 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He was previously Secretary of the Trust.  He is 46 years old and has been an employee of Dreyfus since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager - Money Market and Municipal Bond Funds of Dreyfus, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 52 years old and has been an employee of Dreyfus since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager - Investment Accounting and Support Department of Dreyfus, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 43 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.  Senior Accounting Manager -Fixed Income Funds of Dreyfus, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 47 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager -Equity Funds of Dreyfus, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 44 years old and has been an employee of Dreyfus since June 1989.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002.  Senior Accounting Manager -Equity Funds of Dreyfus, and an officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 44 years old and has been an employee of Dreyfus since November 1990.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.  Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 76 investment companies (comprised of 192 portfolios) managed by Dreyfus.  He is 57 years old and has been an employee of the Distributor since October 1999.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.  In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 54 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each Trustee and officer of the Trust is 200 Park Avenue, New York, New York 10166.

As the Fund had not offered their shares prior to the date of this SAI, none of the Trustees or officers of the Trust owned any shares of the Fund.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  BNY Mellon Fund Advisers is a division of Dreyfus, a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team.

Pursuant to an Investment Advisory Agreement with the Trust (the "Investment Advisory Agreement"), the Investment Adviser provides investment management services to the Fund, including the day-to-day management of the Fund's investments.  As to the Fund, the Investment Advisory Agreement will continue until June 1, 2013, and thereafter the Investment Advisory Agreement is subject to annual approval by (i) the Trust's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Independent Board members, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Trust may terminate the Investment Advisory Agreement with respect to the Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Investment Adviser.  The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days' written notice to the Trust.  The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

The following persons are officers and/or directors of Dreyfus: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Christopher Sheldon, Chief Investment Officer and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Jeffrey D. Landau, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; Kathleen Geis, Vice President; John E. Lane, Vice President; Dean M. Steigauf, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris and Cyrus Taraporevala, directors.

The Investment Adviser may pay the Distributor for shareholder services from the Investment Adviser's own assets, including past profits but not including the management fees paid by the Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services.  The Investment Adviser may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

The Fund has agreed to pay the Investment Adviser an investment advisory fee at the annual rate of 0.85% of the value of the Fund's average daily net assets.

As the Fund had not commenced operations prior to the date of this SAI, no information is provided on investment advisory fees paid by the Fund.

The aggregate of the fees paid to the Investment Adviser by the Fund is not subject to reduction as the value of the Fund's net assets increases.

Administration Agreement.  The Bank of New York Mellon serves as administrator for the Fund pursuant to an Administration Agreement with the Trust.  Pursuant to the Administration Agreement, The Bank of New York Mellon:  supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations.  The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services.

The Fund's administration fee is calculated from the following administration fee schedule based on the level of assets of the funds in the Trust, including the Fund, in the aggregate:

Total Assets	Annual Fee

$0 to $6 billion	0.15%
Greater than $6 billion to $12 billion	0.12%
Greater than $12 billion	0.10%

As the Fund had not commenced operations prior to the date of this SAI, no information is provided on administration fees paid by the Fund.

Portfolio Management.  The Investment Adviser manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trust's Board.  The Investment Adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trust's Board to execute purchases and sales of securities.  The Investment Adviser also maintains research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Investment Adviser.  Investment decisions for the Fund are made by the Active Equity Team of Mellon Capital Management Corporation ("Mellon Capital"), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.  The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA.  Each member of the team also is an employee of Dreyfus.  There are no limitations on the role of a team member with respect to making investment decisions for the Fund.

The Trust, the Investment Adviser, and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics of the Investment Adviser subjects the personal securities transactions of their employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Investment Adviser.  In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Manager Compensation.  The Fund's portfolio managers are compensated by Mellon Capital, and not by the Fund.  The primary objectives of the Mellon Capital compensation plans are to:

●	Motivate and reward continued growth and profitability
●	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
●	Motivate and reward superior business/investment performance
●	Create an ownership mentality for all plan participants

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred).  An investment professional's base salary is determined by the employee's experience and performance in the role, taking into account the ongoing compensation benchmark analyses.  A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.  Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital's financial performance.  Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards").  These targets are derived based on a review of competitive market data for each position annually.  Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors.  Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed.  Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.  Mutual fund portfolio managers also are eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees.  Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.  In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Additional Information about the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers and assets under management in those accounts as of August 31, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Jocelin A. Reed	14*	$5.631B	10	$634M	67**	$6.579B
C. Wesley Boggs	14*	$5.631B	10	$634M	67**	$6.579B
Warren Chiang	14*	$5.631B	10	$634M	67**	$6.579B
Ronald Gala	14*	$5.631B	10	$634M	67**	$6.579B
________________
*      One of the registered investment company accounts managed (approximately $4.265 billion in assets) is subject to a performance-based advisory fee.
**    Ten of the other accounts managed (approximately $1.333 billion in aggregate assets) are subject to performance-based advisory fees.

As the Fund had not offered its shares prior to the date of this SAI, none of the portfolio managers own any Fund shares.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of the Investment Adviser's management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Investment Adviser's overall allocation of securities in that offering, or to increase the Investment Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of the Investment Adviser.  The Investment Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, the Investment Adviser could be viewed as having a conflict of interest to the extent that the Investment Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are dual employees of the Investment Adviser and an affiliate entity and such portfolio managers also manage Other Accounts.

The goal of the Investment Adviser is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at the Investment Adviser periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including the Investment Adviser and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to the Investment Adviser or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of the Investment Adviser.  Accordingly, the Investment Adviser has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

The Investment Adviser will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by the Investment Adviser or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by the Investment Adviser or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Investment Adviser) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by the Investment Adviser or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, the Investment Adviser will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Distributor.  The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor (i.e., principal underwriter) on a best efforts basis pursuant to an agreement with the Trust which is renewable annually.  The Distributor also serves as distributor for the other funds in the Trust and the funds in the Dreyfus Family of Funds.

The Investment Adviser or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any shareholder services fees and other expenses paid by the Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Investment Adviser's or the Distributor's own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Investment Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips, educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of shares of the Fund or the provision of services to the Fund.

Custodian.  The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as custodian for the investments of the Fund.  Under a custody agreement with the Trust, the custodian holds the Fund's portfolio securities and keep all necessary accounts and records.  For its custody services, the custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

The Bank of New York Mellon, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain qualified fiduciary, advisory, custody or other accounts with various affiliates of BNY Mellon ("BNY Mellon Affiliates").  The Bank of New York Mellon is also responsible for providing ongoing information and communication to Wealth Management Clients (as defined in "How to Buy Shares - General" below) regarding the Fund and its investment in the Fund.

Transfer and Dividend Disbursing Agent.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives from The Bank of New York Mellon a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed by The Bank of New York Mellon for certain out-of-pocket expenses.

Expenses.  The Trust has adopted a Shareholder Services Plan with respect to the Investor shares of the Fund.  Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of the Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.

The Investment Adviser and The Bank of New York Mellon bear all expenses in connection with the performance of their services under the Investment Advisory Agreement and the Administration Agreement, respectively.  All other expenses to be incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Investment Adviser or The Bank of New York Mellon.

HOW TO BUY SHARES

General.  The Fund consists of two classes of shares - Class M shares and Investor shares.  Class M shares and Investor shares differ as to the shareholder services offered to and the expenses borne by each class.

The Trust reserves the right to reject any purchase order.  The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Trust will not accept cash, travelers' checks, or money orders as payment for shares.

Class M shares are generally offered only to:  (1) Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with BNY Mellon Affiliates ("Wealth Management Clients"), with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as "Qualified Accounts"; (2) BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, for investments by those series of the Trust; (3) Trustees of the Trust; (4) former shareholders of each other fund advised by the Investment Adviser or its affiliates that was reorganized into a series of the Trust (each such other fund is hereinafter referred to as a "Reorganized Fund") who received MPAM shares (now designated Class M shares) of a series of the Trust pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such series of the Trust, to exchange into Class M shares of other series of the Trust, including the Fund, and to purchase additional Class M shares of the series of the Trust into which they exchange; (5) former shareholders of a series of The BNY Hamilton Funds, Inc. that was reorganized into a series of the Trust (a "Predecessor Fund") who received Class M shares of a series of the Trust pursuant to the reorganization of such Predecessor Fund and who, therefore, are permitted to exchange into Class M shares of a series of the Trust, and to purchase additional Class M shares of a series of the Trust, including the Fund; (6) certain investment advisory firms that make an initial investment in the Fund of at least $1 million on behalf of their high-net-worth and related clients ("Investment Advisory Firm Clients"), provided that such firms are approved by BNY Mellon Wealth Management and invest in the Fund through an omnibus account ("Investment Advisory Firms"); and (7) unaffiliated investment companies approved by BNY Mellon Wealth Management.  In addition, holders of shares of a series of the Trust who were not Wealth Management Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase Class M shares of that series of the Trust, for their then-existing accounts in that series of the Trust ("Existing Accounts") to exchange into Class M shares of other series of the Trust, including the Fund, and to purchase additional Class M shares of series of the Trust into which they exchange.

Investor shares are generally offered only to:  (1) Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not Wealth Management Clients, who receive a transfer of Fund shares from a Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund or a Predecessor Fund who received Investor shares of a series of the Trust pursuant to the reorganization of such Reorganized Fund or Predecessor Fund and who, therefore, are permitted to continue to purchase and hold Investor shares of such series of the Trust, to exchange into Investor shares of a series of the Trust, including the Fund, and to purchase additional Investor shares of series of the Trust into which they exchange.  Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as "Individual Clients."  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, each a division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon ("BNY Mellon Wealth Brokerage Clients"), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in one or more series of the Trust, including the Fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the Investment Adviser and/or certain of its affiliates have entered into an agreement ("Qualified Employee Benefit Plans").

Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Fund's Transfer Agent ("BNY Mellon Accounts").  Class M shares owned by Investment Advisory Firm Clients will be held in omnibus accounts in the name of their Investment Advisory Firm. Class M shares held by persons other than Wealth Management Clients, and Investor shares owned by Individual Clients will be held in separate accounts ("Individual Accounts").  Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts ("BNY Mellon Wealth Brokerage Accounts").  Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor ("Qualified Employee Benefit Plan Accounts") and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.  Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without an initial sales charge.  Shares are issued in book entry form only.  You will be charged a fee if an investment check is returned unpayable.  The Fund reserves the right to reject any purchase order.

There is no minimum initial or subsequent investment requirement for holders of BNY Mellon Accounts.  The minimum initial investment for Investment Advisory Firms is $1 million.  Wealth Management Clients may transfer Class M shares to other existing Wealth Management Clients for their BNY Mellon Accounts.  Wealth Management Clients also may transfer shares from a BNY Mellon Account to persons or entities that are not Wealth Management Clients to be held in Individual Accounts or BNY Mellon Wealth Brokerage Accounts.  At the time of any such transfer by a Wealth Management Client, the Class M shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares.  Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares.  The conversion of such shareholders' Class M shares into Investor shares will be at the equivalent net asset value per share ("NAV") of each class at the time of the conversion.  Any subsequent investments by such transferees or former Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.  Holders of Investor shares of the Fund at the time they become Wealth Management Clients ("Converting Investor Shareholders") generally may request to have their Investor shares converted into Class M shares of the Fund.  The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent NAV of each class at the time of the conversion.  Converting Investor Shareholders in Class M shares of the Fund who make subsequent investments in the Fund will receive Class M shares of the Fund.  An investor whose shares are converted from one class to another class of the same Fund will not realize taxable gain or loss as a result of the conversion.

Initial investments in Individual Accounts must be accompanied by an Account Application.  For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100.  Persons who hold Fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, to purchase Fund shares.

To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for.  Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check.  Your bank must send your investment to The Bank of New York Mellon with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable.  For a subsequent investment by wire or electronic check, please call 1-800-DREYFUS (outside the U.S. 516-794-5452) for more information.

The entity acting as custodian for Keogh Plans, IRAs and other retirement plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

Management understands that BNY Mellon Affiliates may impose certain conditions on Wealth Management Clients, Investment Advisory Firms may impose certain conditions on Investment Advisory Firm Clients, BNY Mellon Wealth Advisors and/or BNY Mellon Wealth Management Direct may impose certain conditions on BNY Mellon Wealth Brokerage Clients and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts, respectively, that are different from those described in the Fund's Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  Holders of BNY Mellon Accounts, BNY Mellon Wealth Brokerage Accounts or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, in this regard.

Investment Advisory Firm Clients may not maintain accounts directly with the Fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging Fund shares.  The policies and fees applicable to Investment Advisory Firm Clients may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange Fund shares and to determine the shareholder services available to them with respect to their Fund shares.  The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Class M shares and Investor shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.

NAV is determined as of the close of trading on the floor of the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. Eastern time), on each day the NYSE is open for regular business.  For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE.  NAV per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.  The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board.  Certain securities may be valued by an independent pricing service approved by the Trust's Board and are valued at fair value as determined by the pricing service.  For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, shares of the Fund will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on that day.  Otherwise, Fund shares will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on the next business day.

TeleTransfer Privilege.  Holders of Individual Accounts may purchase Fund shares by telephone through the TeleTransfer Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and the holder's Fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order.  To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How To Redeem Shares - TeleTransfer Privilege."

In-Kind Purchases.  If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities.  Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale.  The market value of any securities exchanged, plus any cash, must be at least equal to $25,000.  These securities are valued by the same method used to value the Fund's existing portfolio holdings.  The contribution of securities to the Fund may be a taxable transaction to the shareholder.  Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged.  Securities accepted by the Fund will be valued in the same manner as the Fund values its assets.  Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities.  All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.  For further information about "in-kind" purchases, Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than BNY Mellon Wealth Brokerage Clients) may call 1-800-DREYFUS (inside the U.S. only), BNY Mellon Wealth Brokerage Clients may call 1-800-830-0549 - Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors, and participants in Qualified Employee Benefit Plans may call 1-877-774-0327.  Investment Advisory Firm Clients may not make in-kind purchases directly in the Fund.

SHAREHOLDER SERVICES PLAN

Investor shares of the Fund are subject to annual fees for shareholder services.

Shareholder Services Plan-Investor Shares.  The Fund has adopted a Shareholder Services Plan with respect to its Investor shares.  Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts.  The Shareholder Services Plan allows the Distributor to make payments from the shareholder service fees it collects from the Fund to compensate Service Agents in respect of these services.  The Distributor determines the amounts, if any, to be paid to Service Agents under the Shareholder Services Plan and the basis on which such payments are made.  With regard to such services, each Service Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Investor shares.

The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act, and the fee under the Shareholder Services Plan is intended to be a "service fee" as defined under the Conduct Rules of the Financial Industry Regulatory Authority.

As the Fund had not commenced operations prior to the date of this SAI, no information is provided on fees paid by the Fund pursuant to the Shareholder Services Plan.

Shareholder Services Plan-General.  The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit the Fund and the holders of its Investor shares.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  The Shareholder Services Plan provides that material amendments must be approved by the Board and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Plan.  The Shareholder Services Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Investor shares.

A Service Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.  Potential investors should read this SAI in light of the terms governing Selling Agreements ("Agreements") with their Service Agents.  The fees payable under the Shareholder Services Plan described above are payable without regard to actual expenses incurred.  The Fund and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Plan described above.  From time to time, the Service Agents, the Distributor and the Fund may voluntarily agree to reduce the maximum fees payable under the Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  If you hold more than one class of shares of the Fund, any request for redemption must specify the class of shares being redeemed.  If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.

The Fund imposes no charges when shares are redeemed.  Service Agents may charge their clients a fee for effecting redemptions of Fund shares.  The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV per share.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased the Fund's shares by check, by TeleTransfer or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Procedures.  Persons who hold Fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold Fund shares through Investment Advisory Firms or Qualified Employee Benefit Plan Accounts should contact their financial advisor or plan sponsor or administrator, respectively, to redeem Fund shares.

Holders of Individual Accounts may redeem the Fund's shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application.  The Telephone Redemption Privilege may be established for an existing Individual Account by a signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (inside the U.S. only).  Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent.  Holders of IRA and other retirement accounts may redeem the Fund's shares by writing a letter of instruction, which must include the shareholder's account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether the 10% TEFRA should be withheld.  A signature-guarantee is required.  To obtain information with respect to signature-guarantees, call 1-800-DREYFUS (inside the U.S. only).  To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, call 1-800-DREYFUS (inside the U.S. only).  If you are a Selected Dealer, you may redeem shares through the Selected Dealer.  Other redemption procedures may be in effect for clients of certain Service Agents and institutions.  The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.  The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders.  No such fee currently is contemplated.  Shares held under Keogh Plans, IRAs, or other retirement plans are not eligible for the Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

The Telephone Redemption Privilege, TeleTransfer Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of the Fund's shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.  During the delay, the Fund's NAV may fluctuate.

Wire Redemption Privilege.  Holders of Individual Accounts may redeem Fund shares by wire.  By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form.  Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

TeleTransfer Privilege.  Holders of Individual Accounts may request by telephone that redemption proceeds be transferred between their Fund account and their bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Holders of jointly registered Individual Accounts or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period.  You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be affected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA may not be redeemed through the TeleTransfer Privilege.  See "How to Buy Shares - TeleTransfer Privilege."

Signatures.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, call 1-800-DREYFUS (inside the U.S. only).

Redemption Commitment.  The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the Fund in excess of such amount, the Trust's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's portfolio is valued.  If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

General.  The following shareholder services are available only to holders of Investor shares in Individual Accounts and certain Individual Account holders of Class M shares.

Fund Exchanges.  Holders of Class M shares or Investor shares can generally exchange such shares of the Fund worth $500 or more into shares of the same class of any other series of the Trust, to the extent such shares are offered for sale in their state of residence.

To request an exchange, holders of BNY Mellon Accounts must contact their account officer, Investment Advisory Firm Clients must contact their financial advisor and holders of Individual Accounts, or their Service Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing or by telephone.  Before any exchange, you must obtain and should review a copy of the current prospectus of the series of the Trust into which the exchange is being made.  Prospectuses may be obtained by calling 1-800-DREYFUS (inside the U.S. only).  For Individual Accounts, shares being exchanged must have a current value of at least $500, and each fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000.  The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused.  The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-DREYFUS (inside the U.S. only), or by oral request from any of the authorized signatories on the account, also by calling 1-800-DREYFUS (inside the U.S. only).  By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine.  Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.  No fees currently are charged shareholders directly in connection with exchanges, although the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

Exchanges of the Fund's shares held by a tax-exempt retirement plan may be made only between the investor's retirement plan account in one series of the Trust and such investor's retirement plan account in another series of the Trust.

During times of drastic economic or market conditions, the Fund may suspend Fund exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase shares of the other series of the Trust.  In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the series of the Trust being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Auto-Exchange Privilege (Individual Accounts only).  The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for Class M shares or Investor shares of the Fund, shares of the same Class of another series of the Trust of which the investor is a shareholder.  The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected.  This Privilege is available only for existing accounts.  With respect to the Fund's shares held by a tax-exempt retirement plan, exchanges may be made only between the investor's retirement plan account in one series of the Trust and such investor's retirement plan account in another series of the Trust.  Shares will be exchanged on the basis of relative NAV per share as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor.  An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege.  In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRAs and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent.  A shareholder may modify or cancel their exercise of this Privilege at any time by mailing written notification to BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  The Fund may charge a service fee for the use of this Privilege.  No such fee currently is contemplated.  For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, please call toll free 1-800-DREYFUS (inside the U.S. only).

Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of the series of the Trust being acquired may legally be sold.  Shares may be exchanged only between accounts having identical names and other identifying designations.  The exchange of shares of one series of the Trust for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

The Trust reserves the right to reject any exchange request in whole or in part.  The Trust's exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Automatic Asset Builder (Individual Accounts only).  Automatic Asset Builder permits the holder of an Individual Account to purchase (minimum of $100 and maximum of $150,000 per transaction) the Fund's shares at regular intervals selected by you.  The Fund's shares are purchased by transferring funds from the bank account designated by you.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent.  You may obtain the necessary authorization form by calling 1-800-DREYFUS (inside the U.S. only), and the notification will be effective three business days following receipt.  The Fund may modify or terminate this Privilege at any time or charge a service fee.  No such fee currently is contemplated.

Automatic Withdrawal Plan (Individual Accounts only).  The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis.  Withdrawal payments are the proceeds from sales of the Fund's shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted.  An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (inside the U.S. only).  Automatic Withdrawal may be terminated at any time by the investor, the Trust or the Transfer Agent.

Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans.  Participants should consult their retirement plan sponsor and tax adviser for details.  Such a withdrawal plan is different from the Automatic Withdrawal Plan.

Dividend Options (Individual Accounts only).  Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from Class M shares and Investor shares of the Fund in shares of the same Class of another series of the Trust of which the investor is a shareholder.  Shares of the same Class of other series of the Trust purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.

Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

For more information concerning these Privileges, or to request a Dividend Options Form, call toll free 1-800-DREYFUS (inside the U.S. only).  You may cancel these Privileges by mailing written notification to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  To select a new series of the Trust after cancellation, you must submit a new Dividend Options Form.  Enrollment in or cancellation of these Privileges is effective three business days following receipt.  These Privileges are available only for Individual Accounts and may not be used to open new accounts.  Minimum subsequent investments do not apply for Dividend Sweep.  The Trust may modify or terminate these Privileges at any time or charge a service fee.  No such fee currently is contemplated.

Government Direct Deposit Privilege (Individual Accounts only).  Government Direct Deposit Privilege enables holders of Individual Accounts to purchase (minimum of $100 and maximum of $50,000 per transaction) the Fund's shares by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account.  You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you.  To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege.  You may obtain the appropriate form by calling 1-800-DREYFUS (inside the U.S. only).  Death or legal incapacity will terminate your participation in this Privilege.  You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.  Further, the Fund may terminate your participation upon 30 days' notice to you.

Payroll Savings Plan (Individual Accounts only).  Payroll Savings Plan permits holders of Individual Accounts to purchase (minimum $100 per transaction) the Fund's shares automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period.  To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  Your employer must complete the reverse side of the form and return it to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  You may obtain the necessary authorization form by calling 1-800-DREYFUS (inside the U.S. only).  You may change the amount of purchase or cancel the authorization only by written notification to your employer.  It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan.  The Trust may modify or terminate this Privilege at any time or charge a service fee.  No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  The Fund's equity investments, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

The Fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the Trust's Board.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service's procedures are reviewed by Trust officers under the general supervision of the Trust's Board.  Overnight and certain other short-term debt securities and instruments (excluding U.S. Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the Trust's Board or a committee or other persons designated by the Board, the amortized cost method would not represent fair value.

Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

Market quotations of foreign securities in foreign currencies and any Fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars and foreign currency forward contracts are valued at the average of the most recent bid and asked quotations obtained from a Service approved by the Trust's Board.  If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's NAV may not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities.  Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund's assets on days when Fund investors have no access to the Fund.

Generally, OTC option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service.  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Trust's Board.  Fair value of investments may be determined by the Board or its pricing committee or the Fund's valuation committee using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

New York Stock Exchange Closings.  The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  The Fund ordinarily declares and pays dividends from its net investment income quarterly and distributes net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  The Fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.  Each share class will generate a different dividend because each has different expenses.

Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV.  For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise.  Persons who hold Fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts or Qualified Employee Benefit Plan Accounts should contact their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, for information on reinvestment of dividends and other distributions.

If you elect to receive dividends and other distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital taxable as stated in the Fund's Prospectus.  In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.

Taxation of the Fund.  Management expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Code.  The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.  If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from certain enumerated passive income sources described in Code section 7704(d) and (iii) that would not satisfy the gross income test if it were a RIC.  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of the Fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test.  However, the U.S. Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the good income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, the Fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of the Fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  The Fund's investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions.  For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares.  In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the Fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the Fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the Fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares in the Fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by the Fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC") (discussed below).  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the Fund must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by the Fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the Fund or by application of the Code.

If the Fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Sale, Exchange or Redemption of Shares.  A sale, exchange or redemption of Fund shares will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Generally, if a shareholder sells or redeems shares of the Fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of the Fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired Fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new Fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs.  The Fund may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes, which could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, to the extent the Fund owns PFIC shares, the Fund intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, the Fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the Fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the Fund receives any distribution from the QEF.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S Taxes.  Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by the Fund.  If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions.  Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products.  The Fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans.  The Fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities.  The Fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Fund to accrue and distribute income not yet received.  Similarly, the Fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, the Fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities.  The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation.  Interest payments are taxable when received or accrued.  The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, the Fund's investments in inflation-indexed Treasury securities may require the Fund to accrue and distribute income not yet received.  Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities.  The Fund may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by the Fund if it invests in such securities as part of the Fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investing in Mortgage Entities.  Special tax rules may apply to the investments by the Fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in "real estate mortgage investment conduits" ("REMICs") and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of the Fund not to make such investments, there is no guarantee that the Fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the Fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the Fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both the Fund and its shareholders, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders.  Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if the Fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding.  The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of Fund shares.

For non-U.S. shareholders of the Fund, a distribution by the Fund that is attributable to the Fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the Fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the Fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the Fund is a USRPHC.

Gains from the disposition of Fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the Fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the Fund.  Notwithstanding the foregoing, gains recognized upon a disposition of Fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the Fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions.  All shareholders of the Fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's Fund shares generally will cause the Fund to recognize gain if the Fund is considered "domestically controlled."  If the Fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the Fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of the redemption.

For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The Hiring Incentives to Restore Employment Act.  Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of the Fund, and/or certain of the Fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the Fund.  To comply with the requirements of the HIRE Act, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.  While the withholding tax provisions of the HIRE Act were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain "passthru payments" to begin on a date to be provided in future guidance, but no earlier than January 1, 2015.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Possible Legislative Changes.  The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Several provisions of the Code relating to the taxation of RICs and their foreign shareholders will expire at the end of 2011, and it is possible that those provisions could be legislatively extended.  Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of Fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

General.  The Investment Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the Fund, which are executed through the Investment Adviser's trading desk (the "Trading Desk").  The Investment Adviser monitors the portfolio trading activity within the investment strategies of the Fund to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the Fund.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk attempts to obtain best execution for the Fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account.  In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated.  As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met.  Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission.  However, random allocations of aggregate transactions may be made to minimize custodial transaction costs.  In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts and other relevant factors).

The Fund does not have any limitations regarding portfolio turnover and portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and lower the Fund's after-tax performance, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that the Fund invests in foreign securities, certain of the Fund's transactions in those securities may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers.  Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for the Fund or an Other Account they manage to sell a security while the Fund or another Other Account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the Fund and/or Other Accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Fund and Other Accounts managed by the Investment Adviser or an affiliated entity may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

As the Fund had not commenced operations prior to the date of this SAI, no information on brokerage fees or commissions paid by the Fund is provided.

The Trust contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Investment Adviser.  The Trust's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Investment Adviser or its affiliates are reasonable and fair.

Soft Dollars.  The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the Investment Adviser may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.  Such services and products may include, but are not limited to the following:  fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by the Fund and the indirect benefits received by the Fund.  An affiliated entity may receive a benefit from the research services and products that is not passed on to the Fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the affiliated entity in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client, including the Fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Investment Adviser or an affiliated entity, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

As the Fund had not commenced operations prior to the date of this SAI, no information on soft dollars paid by the Fund is provided.

IPO Allocations.  The Fund and certain Other Accounts advised by the Investment Adviser (or Dreyfus affiliate) may participate in IPOs.  In deciding whether to purchase an IPO, the Investment Adviser (or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies Other Accounts (including the Fund) with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the Other Accounts with a small- and mid-cap focus may participate in more IPOs than Other Accounts with a large-cap focus.  The Investment Adviser (or Dreyfus affiliate), when consistent with the Fund's and/or Other Account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Investment Adviser (or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating Other Accounts (including the Fund) managed by the Investment Adviser (or Dreyfus affiliate).  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among the Fund and/or Other Accounts will be based on relevant net asset values.  Shares will be allocated on a pro rata basis to all appropriate Other Accounts (including the Fund), subject to a minimum allocation based on trading, custody, and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due transaction costs, market liquidity and other factors unique to international markets.

Regular Broker-Dealers.  The Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities.

Disclosure of Portfolio Holdings.  It is the policy of the Trust to protect the confidentiality of the Fund's portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  The Fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  The Fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, the Fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  The schedule of holdings will remain on the website until the date on which the Fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If the Fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings.  The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the Fund's custodian, independent registered public accounting firm, investment advisers, administrator, and each of their respective affiliates and advisers.

Disclosure of the Fund's portfolio holdings may be authorized only by the Trust's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Trust's Board.

SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

The Trust's Board has delegated to Dreyfus the authority to vote proxies of companies held in the Fund's portfolio.  Dreyfus, through its participation on The Bank of New York Mellon Corporation's Proxy Policy Committee (the "PPC") applies The Bank of New York Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of the Fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the Fund.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the Fund is available on the Dreyfus website at www.dreyfus.com and on the SEC's website at www.SEC.gov on the Fund's Form N-PX.

INFORMATION ABOUT THE TRUST AND FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares have equal rights in liquidation.  Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

The Trust is a "series fund," which is a mutual fund divided into separate series, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one series is not deemed to be a shareholder of any other series.  For certain matters shareholders vote together as a group; as to others they vote separately by series, or, where matters affect different classes of a series differently, by class.  The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series.  The Trustees have authority to create additional series at any time in the future without shareholder approval.

On each matter submitted to a vote of the shareholders, all shares of the series of the Trust shall vote together, except as to any matter for which a separate vote of any series is required by the 1940 Act and except as to any matter which affects the interests of particular series or classes differently, in which case the holders of shares of the one or more affected series or classes shall be entitled to vote separately.

The assets received by the Trust for the issue or sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of the Fund.  The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust.  Any general expenses of the Trust not readily identifiable as belonging to a particular series of the Trust shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the series and the relative difficulty in administering each series of the Trust.  Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  Upon any liquidation of the Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

The Trust does not hold annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.  Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.  The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote.  Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust.  The Trustees intend to conduct the operations of each series of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

FINANCIAL STATEMENTS

The Fund will send annual and semi-annual financial statements to all of its shareholders of record.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 K&L Gates LLP, 1601 K Street, N.W., Washington, D.C.  20006, has passed upon the legality of the shares offered by the Fund's Prospectus and this SAI.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

KPMG, 345 Park Avenue, New York, New York 10154, was appointed by the Trustees to serve as the Trust's independent registered public accounting firm for the year ending August 31, 2012, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Fund.

APPENDIX A

Rating Categories

Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"):

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.  Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

●	likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
●	nature of and provisions of the obligation; and
●
protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated "A-1" is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics.  Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

●	amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●	source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels-MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations - Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative:  "B" ratings indicate that material credit risk is present.

Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations - Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  "CCC" indicates that default is a real possibility.

Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.

Default:  "D" indicates a default.  Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
●	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality:  "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality:  "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality:  "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk:  "C" indicates that default is a real possibility.

Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

Default:  "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.